UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 3, 2019 (July 2, 2019)

OCH-ZIFF CAPITAL MANAGEMENT GROUP INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33805	26-0354783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

212-790-0000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Class A Shares	OZM	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Securities Holders.

(a)	The Annual Meeting of Shareholders of the Company was held on July 2, 2019.

(b)	At the Annual Meeting, the Shareholders:

(i)    elected Richard Ketchum and J. Morgan Rutman as Class III directors to serve for a term of three years and until their successors are duly elected or appointed and qualified; and

(ii)    ratified the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Set forth below, with respect to each matter above are, as applicable, the number of votes cast for or against, the number of abstentions and the number of broker non-votes:

1.	Election of Directors

Nominee	Votes For	Withheld	Broker Non-Votes
Richard Ketchum	24,979,008	1,247,987	8,349,315
J. Morgan Rutman	25,017,396	1,209,599	8,349,315

2.	Ratification of Selection of Independent Registered Public Accounting Firm

Votes For	34,435,991
Votes Against	54,790
Abstentions	85,529

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCH-ZIFF CAPITAL MANAGEMENT GROUP INC.

(Registrant)

By:	/s/ Thomas M. Sipp
Thomas M. Sipp
Chief Financial Officer and Executive Managing Director

July 3, 2019